                             LONGLEAF PARTNERS FUND
                                                                 October 7, 1996

TO OUR SHAREHOLDERS:

Longleaf Partners Fund's return for the first nine months approximated that of the market, despite the fact that we were only marginally successful finding qualifying equity investments for the Fund's substantial cash reserves. The portfolio's liquidity position declined from 24.6% at the end of June to 18.6% at this quarter's close. Through the first nine months the Partners Fund appreciated 13.4%. We were up 2.6% in the third quarter. Comparative gains for the S&P 500, including dividends, were 13.5% and 3.1%, respectively.

The data below summarizes Longleaf Partners Fund's recent cumulative and average annual returns for the periods ended September 30, 1996:

                           CUMULATIVE TOTAL RETURNS*

                                    LONGLEAF
                                  PARTNERS FUND     S&P 500 INDEX     VALUE-LINE INDEX
                                  -------------     -------------     ----------------
LAST FIVE YEARS                       146.88%           102.99%             47.12%
LAST FOUR YEARS                       114.29%            82.78%             44.32%
LAST THREE YEARS                       67.93%            61.78%             23.80%
LAST TWO YEARS                         37.42%            56.06%             23.76%
LAST YEAR                              14.89%            20.31%              7.64%
LAST 9 MONTHS                          13.38%            13.48%              7.63%

                         AVERAGE ANNUAL TOTAL RETURNS*

                                    LONGLEAF
                                  PARTNERS FUND     S&P 500 INDEX     VALUE-LINE INDEX
                                  -------------     -------------     ----------------
LAST FIVE YEARS                        19.81%            15.21%              8.03%
LAST FOUR YEARS                        20.99%            16.27%              9.60%
LAST THREE YEARS                       18.86%            17.39%              7.38%
LAST TWO YEARS                         17.23%            24.92%             11.25%
LAST YEAR                              14.89%            20.31%              7.64%

As you may know, John Maynard Keynes (1883-1946), the renowned Cambridge University graduate and British author of General Theory of Employment, Interest and Money, was one of the most influential economists of all time. What you may not know is that Mr. Keynes also produced one of modern history's best long-term investment records when he managed several insurance company portfolios and the Kings College Foundation. In a letter to a friend some 60 years ago he wrote, "To suppose that safety-first consists in having a small gamble in a large number of different directions...as compared with a substantial stake in a company where one's information is adequate, strikes me as a travesty of investment policy." Additionally, he said "rather than to buy or sell, 'to be quiet' is sometimes the best policy for an investor." Each of these dictates has been an integral part of our strategy for over 20 years. Recently, we have been relatively quiet on the transaction front in the Partners Fund because we haven't found the two or three qualifying investment positions needed to become fully invested. The missing ingredient has been price. We've identified a number of wonderful companies run by capable individuals. However, until their shares are offered at large discounts from our appraised values we will continue to remain patient.

In our 1994 third quarter report we outlined what our ongoing commitment would be to our fellow shareholders. In the event you were not a shareholder at that point or in case you have forgotten these pledges, we are restating them.

                   OUR COMMITMENT TO OUR INVESTMENT PARTNERS

     - We will treat your investment in Longleaf Partners Fund as if it were our own.

     - We will remain significant investors with you in Longleaf Partners Fund.

     - We will invest for the long-term in an attempt to maximize after-tax returns while always striving to minimize business, financial, purchasing power, regulatory and market risks.

     - We will choose our common stock investments based on their discount from our appraisal of their corporate intrinsic value, their financial strength, their management, their competitive position, and our assessment of their future earnings potential.

     - We will meet regulatory diversification requirements without overdiversifying our holdings.

     - We will not impose loads, holding periods, exit fees or 12b-1 charges on our investment partners.

     - We will consider closing the Fund to new investors if our size begins to restrict our ability to manage the portfolio.

     - We will discourage short-term speculators and market timers from joining us, the long-term investors.

     - We will continue our efforts to improve shareholder services.

     - We will communicate with our investment partners as candidly as possible.

In a continuing effort to further these commitments and to more properly align your interests with those of Southeastern's management and your Fund's Trustees, we have taken two additional steps to improve our corporate governance. First, we have adopted a personal securities trading policy and Code of Ethics which requires Southeastern personnel to use the Longleaf Partners Funds as the sole vehicles for their equity investments. Exceptions must be approved by our Compliance Committee. Secondly, we have approved a resolution which requires our Trustees to invest their Board compensation into shares of our three Funds.

On April 25, 1996, The Wall Street Journal printed an article on mutual fund management and the potential for conflicts, stating "investors should demand that managers have a significant stake in what they manage. Such a literal alignment of interests rules out conflicts." The principals of Southeastern Asset Management, Inc., advisor to Longleaf Partners Fund, continue as one of the Fund's largest investment groups with a $35 million stake. We plan to add to our investment position.

Finally, we want to thank John R. McCarroll, Jr. for his many contributions and wise counsel to the Longleaf Partners Funds over the past nine years. John was an original Board member and our longest serving outside trustee. On August 23, 1996 The Honorable Don Sundquist, Governor of the State of Tennessee, appointed John to the position of Circuit Court Judge - Division I for the 30th Judicial District of the State of Tennessee. While the Judicial Canons of Ethics necessitate his resignation from our Board, John will remain an important investment partner in the Longleaf Partners Funds.

We look forward to a long and successful investment partnership.

Sincerely,

/s/ O. Mason Hawkins, CFA                 /s/ G.Staley Cates, CFA

O. Mason Hawkins, CFA                     G. Staley Cates, CFA
Co-Portfolio Manager                      Co-Portfolio Manager
--------------------------------------------------------------------------------

* The average annual total returns of Longleaf Partners Fund for the one year and five years ended September 30, 1996 and from its initial public offering on April 8, 1987 through September 30, 1996 are 14.89%, 19.81% AND 15.47%, respectively. Fund returns and those of the S&P 500 Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The stock market indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.
--------------------------------------------------------------------------------

---------------------------------------------------------------------
     LONGLEAF PARTNERS FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS
     AT SEPTEMBER 30, 1996 (UNAUDITED)
---------------------------------------------------------------------

        SHARES                           COMMON STOCK (81.8%)                         MARKET VALUE
       ---------                                                                      ------------
BEVERAGES (4.3%)
       2,550,000         The Seagram Company Ltd. ................................    $ 95,306,250
                                                                                      ------------
BUSINESS SERVICES (1.3%)
         600,000         Ecolab, Inc. ............................................      20,250,000
          47,300         Rollins, Inc.............................................         951,912
         279,200     *   The Union Corporation....................................       6,351,800
                                                                                      ------------
                                                                                        27,553,712
                                                                                      ------------
ENTERTAINMENT (0.3%)
         171,277     *   Chris-Craft Industries, Inc..............................       7,150,815
                                                                                      ------------
ENVIRONMENTAL SERVICES (3.0%)
         512,900         Safety-Kleen Corp........................................       8,462,850
       1,709,800         WMX Technologies, Inc....................................      56,209,675
                                                                                      ------------
                                                                                        64,672,525
                                                                                      ------------
FINANCIAL SERVICES (5.4%)
       1,170,000         Mellon Bank Corporation..................................      69,322,500
       2,363,300         PaineWebber Group, Inc...................................      49,629,300
                                                                                      ------------
                                                                                       118,951,800
                                                                                      ------------
FOOD (12.7%)
       2,298,900         Nabisco Holdings Corp....................................      72,702,712
       3,818,000         The Quaker Oats Company..................................     139,834,250
         478,333     *   Ralcorp Holdings, Inc....................................       9,925,410
         846,500         Ralston Purina Group Common Stock........................      57,985,250
                                                                                      ------------
                                                                                       280,447,622
                                                                                      ------------
HEALTH CARE (2.6%)
       1,361,700         United HealthCare Corporation............................      56,680,763
                                                                                      ------------
INSURANCE BROKERAGE (3.0%)
       3,770,142         Alexander & Alexander Services Inc.......................      62,678,611
          42,500         Marsh & McLennan Companies, Inc..........................       4,127,812
                                                                                      ------------
                                                                                        66,806,423
                                                                                      ------------
INVESTMENT MANAGEMENT COMPANIES (3.6%)
       1,200,000         Franklin Resources, Inc. ................................      79,650,000
                                                                                      ------------
MANUFACTURING (2.2%)
       1,407,000         Louisiana-Pacific Corporation............................      32,009,250
         574,000     *   USG Corporation..........................................      17,004,750
                                                                                      ------------
                                                                                        49,014,000
                                                                                      ------------
MULTI-INDUSTRY (3.3%)
       1,565,000         Alexander & Baldwin, Inc.................................      38,342,500
       1,488,300         Whitman Corporation......................................      34,416,938
                                                                                      ------------
                                                                                        72,759,438
                                                                                      ------------

---------------------------------------------------------------------
     LONGLEAF PARTNERS FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS
     AT SEPTEMBER 30, 1996 (UNAUDITED)
---------------------------------------------------------------------

        SHARES                                                                         MARKET VALUE
       ---------                                                                      --------------
NATURAL RESOURCES (9.1%)
       6,228,300         The Horsham Corporation..................................    $  101,209,875
       1,237,700         The Pioneer Group, Inc. .................................        32,489,625
       1,681,200         Rayonier Inc.............................................        66,827,700
                                                                                      --------------
                                                                                         200,527,200
                                                                                      --------------
PROPERTY & CASUALTY INSURANCE (1.0%)
         110,616     *   Alleghany Corp...........................................        22,676,280
                                                                                      --------------
PUBLISHING (13.2%)
       6,341,200         Knight-Ridder, Inc.......................................       234,624,400
         158,300         The Washington Post Company - Class B....................        55,405,000
                                                                                      --------------
                                                                                         290,029,400
                                                                                      --------------
REAL ESTATE (1.3%)
         788,000         Cousins Properties Incorporated..........................        17,336,000
       1,068,088     *   Trizec Corporation Ltd...................................        10,146,836
                                                                                      --------------
                                                                                          27,482,836
                                                                                      --------------
RETAIL (1.1%)
         520,000         American Stores Company..................................        20,800,000
         225,000     *   Craig Corporation........................................         3,318,750
                                                                                      --------------
                                                                                          24,118,750
                                                                                      --------------
TELECOMMUNICATIONS (4.9%)
       4,599,937     *   360(DEGREE) Communications Company.......................       108,098,520
                                                                                      --------------
TRANSPORTATION (9.5%)
       1,600,400     *   Federal Express Corporation..............................       126,831,700
       1,934,100         Kansas City Southern Industries, Inc.....................        82,682,775
                                                                                      --------------
                                                                                         209,514,475
                                                                                      --------------
          TOTAL COMMON STOCKS (COST $1,411,200,510)...............................     1,801,440,809
                                                                                      --------------
SHORT TERM OBLIGATIONS (18.6%)
          Certificate of Deposit - due 8-19-97 at 5.25%...........................            45,000
          Repurchase Agreement with State Street Bank and Trust Company, dated
            9-30-96, due 10-1-96 at 4.75%, collateralized by $62,408,043 U.S.
           Treasury Bond due 2-15-23 (Repurchase proceeds - $61,190,073) (Cost
           $61,182,000)...........................................................        61,182,000
               U.S. Treasury Bill, due 10-17-96, yield at date of purchase
                4.98%.............................................................        99,782,222
               U.S. Treasury Bill, due 11-7-96, yield at date of purchase 5.14%...        99,484,055
               U.S. Treasury Bill, due 11-14-96, yield at date of purchase
                5.20%.............................................................       149,068,667
                                                                                      --------------
                                                                                         409,561,944
                                                                                      --------------
TOTAL INVESTMENTS (COST $1,820,762,454)* *.................................  100.4%    2,211,002,753
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................   (0.4)       (9,196,873)
                                                                             -----    --------------
NET ASSETS.................................................................  100.0%   $2,201,805,880
                                                                             =====     =============
NET ASSET VALUE PER SHARE (OFFERING AND REDEMPTION PRICE PER SHARE) BASED ON
  91,834,662 SHARES OUTSTANDING AT SEPTEMBER 30, 1996.............................            $23.98

*   Non-income producing security
* * Also represents aggregate cost for Federal income tax purposes

                             FIVE LARGEST HOLDINGS
                  (REPRESENTS 32.4% OF NET ASSETS AT 9/30/96)

KNIGHT-RIDDER, INC. (KRI)                                                  10.7%
One of the largest newspaper publishers in the U.S. and a worldwide provider of electronic information services.

THE QUAKER OATS COMPANY (OAT)                                               6.4%
A producer of brand name packaged foods and beverages including numerous hot and cold cereals, Gatorade, Snapple, and Aunt Jemima.

FEDERAL EXPRESS CORPORATION (FDX)                                           5.8%
Integrated air-ground transportation company providing overnight and second-day delivery of packages and documents worldwide.

360 COMMUNICATIONS (XO)                                                     4.9%
The cellular phone service company spun off from Sprint in March of 1996. Serves over 1.5 million customers.

THE HORSHAM CORPORATION (HSM)                                               4.6%
A Canadian based company consisting of three primary businesses - refining and marketing petroleum products in the U.S. through Clark Refining & Marketing, owning and operating gold mines via American Barrick Resources Corp., and developing real estate through ownership of Horsham Properties GmbH in Germany and Trizec Corp. in Canada.

                               PORTFOLIO CHANGES
                                  (UNAUDITED)
                   JANUARY 1, 1996 THROUGH SEPTEMBER 30, 1996

              NEW HOLDINGS                          ELIMINATIONS
----------------------------------------    -----------------------------
Nabisco Holdings Corp.                      American Express Company
Rayonier Inc.                               Coca-Cola Enterprises, Inc.
Trizec Corporation Ltd.                     Hasbro Inc.
United HealthCare Corporation               Health Systems International, Inc.
USG Corporation                             Hilton Hotels Corp.
360() Communications Company                McKesson Corporation
                                            Polaroid Corp.
                                            WellPoint Health Networks, Inc.



                        PUBLISHED DAILY PRICE QUOTATIONS

The daily net asset values per share of each series of Longleaf Partners Funds Trust are reported in the Mutual Fund Quotations tables of major newspapers in alphabetical sequence under the bold heading LONGLEAF PARTNERS as follows:

                      "Partners" -- Longleaf Partners Fund
                   "Realty" -- Longleaf Partners Realty Fund
                  "Sm-Cap" -- Longleaf Partners Small-Cap Fund

---------------------------------------------

TRUSTEES

O. MASON HAWKINS, CFA --
  Chairman, Southeastern Asset
  Management, Inc.
  Memphis, Tennessee

CHADWICK H. CARPENTER, JR. --
  Senior Executive Officer, Progress
  Software Corporation
  Bedford, Massachusetts

STEVEN N. MELNYK --
  Chairman of the Executive
  Committee and President,
  Riverside Golf Group, Inc.
  Jacksonville, Florida

C. BARHAM RAY -- Chairman of the
  Board and Secretary, SSM Corp.
  Memphis, Tennessee

W. REID SANDERS -- Executive
  Vice President, Southeastern
  Asset Management, Inc.
  Memphis, Tennessee
---------------------------------------------

This report is submitted for the general informa-tion of shareholders of the Fund. For more detailed information about the Fund, its management, fees, expenses and other pertinent information, please see the prospectus.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

               LONGLEAF
   [LOGO(SM)]  PARTNERS
               FUNDS

MANAGED BY:
SOUTHEASTERN ASSET
MANAGEMENT, INC.
6075 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
(901) 761-2474
Fund Information Requests
(800) 445-9469

Shareholder Account Inquiries
(800) 488-4191



              ----------------------------------------------------
              ----------------------------------------------------

                                  [LOGO(SM)]
                                  QUARTERLY
                                    REPORT
                               September 30, 1996

                                    LONGLEAF
                                 PARTNERS FUND

              ----------------------------------------------------
              ----------------------------------------------------

                                  MANAGED BY:
                               SOUTHEASTERN ASSET
                                MANAGEMENT, INC.